                                                                  Exhibit 10.18






                                    E-NET, LNC.

                        COMMON STOCK PURCHASE AGREEMEENT

                                 TABLE OF CONTENTS


1.   PURCHASE AND SALE OF SHARES..........................................    1

     1.1. Issue of Shares.................................................    1

2.   CLOSING DATE, DELIVERY...............................................    1

     2.1. Closing.........................................................    1
     2.2. Delivery........................................................    2

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................    2

     3.1.  Organization...................................................    2
     3.2.  Capitalization.................................................    2
     3.3.  Authority......................................................    2
     3.4.  Securities Filings.............................................    3
     3.5.  Placement Memorandum...........................................    3
     3.6.  Issuance of the Shares.........................................    3
     3.7.  No Conflict with Law or Documents..............................    3
     3.8.  Consents, Approvals and Private Offering.......................    4
     3.9.  Absence of Certain Developments................................    4
     3.10. Litigation.....................................................    4
     3.11. Registration Rights............................................    4

4.   REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS OF THE PURCHASER...    4

     4.1. Legal Power.....................................................    4
     4.2. Due Execution...................................................    4
     4.3. Investment Representations......................................    5

5.   COVENANTS OF THE COMPANY.............................................    5

     5.1. Information.....................................................    5
     5.2. Lock-up.........................................................    6

6.   REPRESENTATIONS OF PLACEMENT AGENT,- COMPENSATION OF PLACEMENT AGENT.    6

     6.1. Sales to Accredited Investors...................................    6
     6.2. Regulation D Compliance.........................................    6
     6.3. Compliance Generally............................................    6
     6.4. Sales Commissions...............................................    6
     6.5. Placement Agent Expenses........................................    6
     6.6. Placement Agent Warrant.........................................    6
     6.7. Possible Participation by Affiliates of Placement Agent.........    7

7.   CONDITIONS TO CLOSING................................................    7

     7.1. Conditions to Obligations of the Purchaser......................    7
     7.2. Conditions to Obligations of the Company........................    7

8.   MISCELLANEOUS........................................................    8

     8.1.  Governing Law..................................................    8
     8.2.  Survival.......................................................    8
     8.3.  Successors and Assigns.........................................    8
     8.4.  Entire Agreement...............................................    8
     8.5.  Severability...................................................    8
     8.6.  Joinder........................................................    8
     8.7.  Amendment and Waiver...........................................    8

                                       i


     8.8.  Notices........................................................    9
     8.9.  Fees and Expenses..............................................    9
     8.10. Titles and Subtitles...........................................    9
     8.11. Counterparts...................................................    9
     8.12. No Waiver......................................................    9


                                  E-NET, INC.

                        COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the "Agreement") is made as of the Closing Date (as hereinafter defined) by and between e-Net, Inc., a Delaware corporation (the "Company"), with its principal office at 12800 Middlebrook Road, Suite 200, Germantown, Maryland 20874, and each of the purchasers who are signatories hereto and any other purchasers who are made a party to this Agreement pursuant to Section I (individually, a "Purchaser" and collectively, the "Purchasers").

                               RECITALS

The Company has engaged Pennsylvania Merchant Group (the "Placement Agent") as exclusive agent of the Company in connection with the placement and sale (the "Offering") of up to 750,000 shares of the Company's Common Stock, $.0l par value per share (the "Common Stock"). Shares of Common Stock will be sold by the Company to Purchasers pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act"). The purchase price of the shares to be offered in the Offering (the "Offering Price") will be determined based upon a negotiated discount to the average closing bid for the Common Stock for the last five trading days immediately prior to the Closing Date. The Placement Agent has delivered to each prospective purchaser a private placement memorandum, dated February 27, 1998 (as amended on April 6, 1998, the "Placement Memorandum"), describing the Company's business, financial and operating condition, the Offering and information regarding risks to be evaluated when contemplating an investment in the Company through the Offering.

                                 AGREEMENT

In consideration of the mutual promises, representations, warranties and conditions set forth in the Agreement, the Company and each Purchaser (severally and not jointly) agree as follows:

1.   PURCHASE AND SALE OF SHARES.

     1.1. Issue of Shares.

          (a) The Company has authorized the issuance and sale of up to 750,000 shares (the "Shares") of its Common Stock pursuant to the provisions of this Agreement.

          (b) In reliance upon the Purchaser's representations and warranties contained in Section 4 hereof, and subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser the aggregate amount of Shares set forth below such Purchaser's signature on the subscription page bearing such Purchaser's name, such Shares to be sold at the Offering Price.

          (c) In reliance upon the representations and warranties of the Company contained herein, and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase the amount of Shares as determined on the subscription page bearing such Purchaser's name at the Offering Price. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the amount of Shares that appears on the subscription page hereof that relates to such Purchaser.

          (d) The Company's agreement with each of the Purchasers is a separate agreement and the sale of the Shares to each of the Purchasers is a separate sale.

2.   CLOSING DATE, DELIVERY.

     2.1. Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall consist of the sale and purchase of the Shares and shall be held at the offices of the Placement Agent at such time and date selected by the Placement Agent and the Company occurring on or before April 30,

1998, or such later date to which the offering period is extended by the Company and the Placement Agent (the "Closing Date").

     2.2. Delivery. At the Closing, subject to the terms and conditions hereof, the Company shall deliver to each Purchaser stock certificates, registered in the name of the Purchaser, representing the Shares to be purchased by the Purchaser from the Company, dated as of the Closing, against payment of the purchase price therefor by wire transfer or previously cleared check, unless other means of payment shall have been agreed upon by the Purchaser and the Company.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to each Purchaser as of the date hereof and as of the Closing Date as follows:

     3.1. Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite power and authority to own or lease its properties and to conduct its business as it is now being conducted. The Company holds all licenses and permits required for the conduct of its business as it is now being conducted other than those which, if not obtained, would not have a material adverse effect on the business, financial condition or results of operations of the Company. The Company and each Subsidiary is qualified as a foreign or domestic corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, financial condition or results of operations of the Company. The Company has previously delivered a true and complete copy of its Articles of Incorporation ("Articles") and Bylaws to the Placement Agent. The Company does not own more than five percent (5%) of any class of equity securities of, or greater than a five percent (5%) equity interest in, any corporation, partnership, limited liability company or other person.

     3.2. Capitalization. The authorized, issued and outstanding capital stock of the Company on February 27, 1998 is as set forth in the Placement Memorandum under the heading "SUMMARY - Capitalization." All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable. Except as set forth on Schedule
3.2 hereof, there are no existing subscriptions, options, stock option plans, warrants, calls, commitments, agreements, conversion or other rights of any character (contingent or otherwise) to purchase or otherwise acquire from the Company at any time, or upon the happening of any stated event, any shares of the capital stock of the Company.

     3.3. Authority. The Company has all requisite power and authority to enter into this Agreement, the Registration Rights Agreement and the Placement Agent Warrant (as defined in Section 6.6), and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Registration Rights Agreement and the Placement Agent Warrant, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company and, upon their execution and delivery by the Company, such agreements will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights and subject to general equity principles.

     3.4. Securities Filings.

          (a) The Company has filed with the Securities and Exchange Commission (the "SEC") the documents set forth at Exhibit A of the Placement Memorandum (the "SEC Filings"). Other than Part III of the Company's Report on Form 10-K for the fiscal year ended March 31, 1997, which Part III has not been filed as of the date hereof, the Company has filed with the SEC all reports and all other filings required to be filed with the SEC under the rules and regulations of the SEC.

          (b) Except as disclosed in Section 3.4(a) hereof, the SEC Filings conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder as of their respective filing dates and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The documents or portions thereof that were incorporated by reference in the SEC Filings pursuant to the requirements of the Exchange Act, when such incorporated documents or portions were first filed with the SEC, conformed in all material respects with any applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

          (c) The consolidated financial statements of the Company included in the SEC Filings fairly presented in all material respects the financial position and results of operations of the Company and the Subsidiaries at their respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as stated therein.

     3.5. Placement Memorandum. The Placement Agent has advised the Company that it has delivered to each prospective purchaser the Placement Memorandum, which describes the Company's business, financial and operating condition, the Offering and information regarding risks to be evaluated when contemplating an investment in the Company through the Offering.

          (a) The Placement Memorandum does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (b) The consolidated financial statements of the Company included in the Placement Memorandum fairly present in all material respects the financial position and results of operations of the Company and the Subsidiaries at their respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as stated therein.

     3.6. Issuance of the Shares. The Shares, when issued pursuant to the terms of this Agreement, shall be duly and validly authorized and issued, fully paid and nonassessable.

     3.7. No Conflict with Law or Documents. The execution, delivery and consummation of this Agreement, the Registration Rights Agreement, the Placement Agent Warrant and the transactions contemplated hereby and thereby will not (a) conflict with any provisions of the Articles or Bylaws of the Company or of any Subsidiary or (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both), any mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or any of its properties.

     3.8. Consents, Approvals and Private Offering. Except for any filings required under federal and applicable state securities laws, all of which shall have been made as of the Closing Date to the extent required as of such time, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement, the Registration Rights Agreement, the Placement Agent Warrant and the consummation of the transactions contemplated hereby and thereby.

     3.9. Absence of Certain Developments. Since December 31, 1997, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business consistent with past practices; (b) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible (except for liens for current taxes, assessments and governmental charges and levies which may be paid without penalty, interest or other additional charge, or which are being contested in good faith by appropriate proceedings and are not material in amount or value in relation to the value of the associated property); (c) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or
(f) otherwise
had any change in its condition, financial or otherwise, except as shown on or reflected in the consolidated balance sheet as of December 31, 1997, except for changes in the ordinary course of business consistent with past practices, none of which individually or in the aggregate has been materially adverse to the Company. Except as described in the SEC Filings, the Company has not entered into any agreement since September 30, 1997 of the type that would be required under the SEC's rules and regulations to be filed as an exhibit to a Report on Form 10-K.

     3.10. Litigation. Except as described in the Placement Memorandum, there are no actions, suits, proceedings or investigations pending against or affecting the Company or any Subsidiary that in the aggregate could reasonably be anticipated to result in a material adverse effect on the Company.

     3.11. Registration Rights. Each of the Shares shall be entitled to the registration rights provided by the Registration Rights Agreement in the form included herein as Exhibit A.

     4.   REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS OF THE PURCHASER.

     Each Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

     4.1. Legal Power. Purchaser has the requisite corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

     4.2. Due Execution. Each of this Agreement and the Registration Rights Agreement has been duly authorized, if Purchaser is a corporation, partnership, trust or fiduciary, executed and delivered by Purchaser and, upon due execution and delivery by the Company, this Agreement and the Registration Rights Agreement will be valid and binding agreements of Purchaser, enforceable against Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights and subject to general equity principles.

     4.3. Investment Representations.

          4.3.1. Purchaser is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Act, except pursuant to an effective registration statement under the Act.

          4.3.2. Purchaser understands that (i) the Shares have not been registered under the Act by reason of a specific exemption therefrom, and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and (ii) each certificate representing the Shares will be endorsed with legends in substantially the following form:

                    A. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS;

                    B. Any legend required to be placed thereon by applicable federal or state securities laws; and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

          4.3.3 Purchaser has received and reviewed the Placement Memorandum. In addition, Purchaser has been furnished with such materials and has been given access to such information relating to the Company as it or its qualified representative has requested and has been afforded the opportunity to ask questions regarding the Company and the Shares, all as Purchaser has found necessary to make an informed investment decision.

          4.3.4 Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Act and was not formed for the specific purpose of acquiring the Shares.

          4.3.5 Purchaser is a resident of, and all communications regarding Purchaser's purchase of the Shares were sent to Purchaser in, the state of Purchaser's residence shown on the subscription page attached hereto.

     5.   COVENANTS OF THE COMPANY.

     5.1. Information. So long as the Company is subject to the periodic reporting requirements of the Exchange Act, the Company shall deliver to each holder of Shares all annual, quarterly or other reports to the extent such reports are furnished to the Company's public security holders. In the event that the Company is not so subject, until the fifth anniversary of the Closing the Company shall promptly furnish to each holder of Shares (i) as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and reported on by independent certified public accountants of recognized national standing; and (ii) as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such quarter and the related consolidated statements of income and stockholder's equity (together with any other quarterly financial statements being prepared by the Company at such time), setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency by the chief financial or accounting officer of the Company.

     5.2. Lock-up. The Company shall cause its executive officers and directors to execute and deliver to the Placement Agent by not later than the Closing Date written agreements, in form and substance satisfactory to the Placement Agent, not to offer, sell or otherwise dispose of any shares of Common Stock owned by any of them for a period from the Closing Date to the earlier of (i) the date that is 90 days after the date of closing of any follow-on public offering of securities of the Company in an amount of gross proceeds not less than $25 million and (ii) April 7, 1999.

     6. REPRESENTATIONS OF PLACEMENT AGENT,- COMPENSATION OF PLACEMENT AGENT. The Company has authorized the Placement Agent to conduct the Offering under Regulation D of the Act, and the Placement Agent represents and agrees with the Company as follows:

     6.1. Sales to Accredited Investors. The Placement Agent has made and will only make offers and sales of the Shares to Purchasers it reasonably believes to be "accredited investors" as that term is defined in Rule 501(a) under the Act.

     6.2. Regulation D Compliance. The Placement Agent has made and will make offers and sales of Shares in compliance with Rule 506 and the other applicable provisions of Regulation D, to the extent applicable to the Placement Agent, and the Placement Agent has not and will not offer to sell the Shares by any form of general solicitation or general advertising that is prohibited by Rule 502(c) under the Act.

     6.3. Compliance Generally. The Placement Agent has and will observe all securities laws and regulations applicable to it in any jurisdiction in which it has or may offer, sell or deliver Shares and it will not, directly or indirectly, offer, sell or deliver Shares or distribute or publish any prospectus, circular, advertisement or other offering material in relation to the Shares in or from any state in the United States or country or jurisdiction except under circumstances that will result in compliance with applicable laws and regulations.

     6.4. Sales Commissions. In consideration of the Placement Agent's services hereunder, the Company shall pay the Placement Agent in cash on the Closing Date a commission of six percent (6.0%) of the Offering Price of each Share sold at such Closing (the "Placement Fee").

     6.5. Placement Agent Expenses. Upon the Closing, the Company agrees to reimburse the Placement Agent for its reasonable, documented out-of-pocket expenses incurred in connection with the Offering, including the reasonable fees and expenses of the Placement Agent's counsel, up to a maximum of $50,000.

     6.6. Placement Agent Warrant. At the Closing, the Company shall sell to the Placement Agent warrants to purchase 75,000 shares of the Company's Common Stock (the "Placement Agent Warrant"), at a purchase price of $.001 per share of Common Stock underlying the Placement Agent Warrant (the "Warrant Shares"). The Placement Agent Warrant shall be exercisable at any time before the fifth anniversary of the Closing at an exercise price per share equal to one hundred twenty percent (120%) of the Offering Price. The Placement Agent Warrant shall be in a form satisfactory to the Company and the Placement Agent.

     6.7. Possible Participation by Affiliates of Placement Agent. Affiliates of the Placement Agent may purchase Common Stock in the Offering. Purchases by such affiliates may be counted toward any applicable minimum proceeds requirement, but no such individual Placement Agent affiliate purchase shall consist of more than 10% of such minimum. If such minimum is exceeded, no individual Placement Agent affiliate purchase beyond that minimum shall exceed 10% of the Common Stock sold in the Offering and all Placement Agent affiliate purchases beyond such minimum shall not in the aggregate exceed 20% of the Common Stock sold in the Offering.

     7.   CONDITIONS TO CLOSING.

     7.1. Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to such Closing, of all of the following conditions:

          (a) Representations and Warranties True: Performance of Obligations. The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects at the Closing with the same force and effect as if they had been made on and as of said date. Except as described in or contemplated by the Placement Memorandum, the business, assets, financial condition and results of operations of the Company shall not have been adversely affected in any material way prior to the Closing. The Company shall have performed in all material respects all obligations herein required to be performed by it on or prior to the Closing.

          (b) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

          (c) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

          (d) Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement.

          (e) Legal Opinion. Counsel to the Company shall have provided a legal opinion to the Purchasers reasonably acceptable to the Placement Agent.

     7.2. Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing.

          (b) Performance of Obligations. The Purchaser shall have performed and complied in all material respects with all agreements and conditions herein required to be performed or complied with by them on or before the Closing Date, and each Purchaser shall have delivered payment to the Company in respect of its purchase of Shares.

          (c) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

     8.   MISCELLANEOUS.

     8.1. Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to any otherwise applicable principles of conflicts of laws.

     8.2. Survival. The representations and warranties made by the parties in this Agreement shall survive the consummation of the transactions herein contemplated until the expiration of the statute of limitations with respect to claims arising under Section 10(b) of the Securities Exchange Act of 1934, as amended, with respect to the purchase of Shares hereunder.

     8.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     8.4. Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     8.5. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties hereto waive the benefit of any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

     8.6. Joinder. By execution of this Agreement, the Placement Agent joins this Agreement for purposes of (i) making the representations of the Placement Agent set forth in Section 6 hereof and (ii) receiving the benefits of the Company's covenants in such Section 6.

     8.7. Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

     8.8. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and the Purchaser at the respective addresses included herein.

     8.9. Fees and Expenses. Except as otherwise provided herein, the Company and the Purchasers shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. Purchasers acknowledge that the Placement Agent will receive a commission equal to six percent (6%) of the Offering Price of each Share sold in the Offering and will be entitled to purchase for nominal consideration the Placement Agent Warrant.

     8.10. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     8.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     8.12. No Waiver. No waiver by any party to this Agreement of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                        [SIGNATURE PAGE FOLLOWS]
                                  e-Net, Inc.

                        COMMON STOCK PURCHASE AGREEMENT

                                 SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Atlas Capital Partners, L.P.             Richard Facinto
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



13-381-7721                              212-332-7190
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



630 5th Ave. 20th Floor                  NY NY 10111
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ [Illegible]                          4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000          X                 $7.50           =                $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                  e-Net, Inc.

                         COMMON STOCK PURCHASE AGREEMENT

                                  SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.


Bryn Mawr Trust Co., A/C RA Hansen & FJ
Campbell III, TTEES
PA Merchang Group Ltd 401(k) Pension &
Profit Sharing Plan ATT TR OPS
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



23-6235288                               610-526-2428
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



10 South Bryn Mawr Avenue                Bryn Mawr, PA 19010-3213
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Richard A Hanson
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000          X                 $7.50           =                $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Frank J. Campbell, III
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



1045 Sentry Lane                         Gladwyune, PA 19035-1009
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Frank J. Campbell
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

7,000          X                  $7.50           =                $52,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                  e-Net, Inc.

                        COMMON STOCK PURCHASE AGREEMENT

                                 SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.


IRA FBO Frank J. Campbell, III
DLJSC Custodian
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              610-260-6300
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



1045 Sentry Lane                         Gladwyne, PA 19035-1009
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Frank J. Campbell
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000          X                 $7.50           =                $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                  e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Coutts (Jersey) Limited JY7998967
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



Foreign                                  0111441534828000
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



Brown Brothers Harriman & Co.            59 Wall Street, N.Y. N.Y. 10005
Attn:  Bill Pinimonti, Trade Processing
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Coutts (Jersey) Limited
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000          X                 $7.50           =                $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                 e-Net, Inc.

                         COMMON STOCK PURCHASE AGREEMENT

                                  SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Gerald E. Dorsey
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              914-765-3814
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



95 Brook Manor                           Pleasantville, N.Y. 10570
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Gerald E. Dorsey                     4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000          X                 $7.50           =                $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                  e-Net, Inc.

                         COMMON STOCK PURCHASE AGREEMENT

                                 SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



The Ecker Family Partnership
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



23-2905351                               610-260-6380
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



c/o Pennsylvania Merchant Group Ltd.     West Conshohocken, PA 19428
Four Falls Corporate Center, 6th Floor
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Admir L. Ecker, General Partner      April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

7,500            X                 $7.50           =                $56,250
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                  e-Net, Inc.

                        COMMON STOCK PURCHASE AGREEMENT

                                 SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



IRA FBO Amir L. Ecker
DLJSC as Custodian
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              610-260-6380
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



c/o Pennsylvania Merchant Group Ltd.     West Conshohocken, PA 19428
Four Falls Corporate Center, 6th Floor
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



s/  Admir L Ecker                        April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

7,500            X                 $7.50           =                $56,250
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Amir L. Ecker
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              610-260-6380
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



c/o Pennsylvania Merchant Group          West Conshohocken, PA 19428
Four Falls Corporate Center, 6th Floor
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/  Amir L. Ecker                       April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

12,500            X                $7.50           =                $93,750
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Lancaster Investment Partners, L.P.
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



23-2851646
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



500 N. Sulfa Ford, Suite 110             King of Prussia, PA 19406
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ [Illegible]                          April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

200,000            X                $7.50           =              $1,500,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                  e-Net, Inc.

                        COMMON STOCK PURCHASE AGREEMENT

                                 SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Losty Capital Management
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



23-2838647                               610-260-6291
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



c/o Duggan & associates                  Santa Barbara, CA 93109
933 Cliff Drive #20
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/  Mary Margaret Foster                April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

37,500            X                $7.50           =                $281,250
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Ronald B. Mandell
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



1735 Market Street STe 3410              Philadelphia, PA 19103-7501
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Ronald Mandell                       April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

2,000              X                $7.50           =                $15,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Irving L. Mazer, Esquire
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



One N. Breakers Row  Apt. 134            Palm Beach, FL 33480-4012
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Irving L. Mazer, Esq.                4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000              X                $7.50           =                $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



James E. Meara, Jr.
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              214-692-7066
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



8105 N. Central Expressway #795
Dallas, TX 75206
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ James F. Meara, Jr.                  4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

5,000               X                $7.50           =                $37,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Felix S. Miksis
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



291 Wedgewood Drive                      Cinnaminsen, NJ 08077-2419
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Felix S. Miksis                      6 April 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

1,000               X                $7.50           =                $7,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Harry Mittelman Revocable Trust
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              650-854-2222
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



15 Oak Hollow Way                        Menlo Park, CA 94025
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Harry Mittelman                      4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

15,000               X                $7.50           =              $112,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Mustang Partners, L.P.
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



58-2180705                               604-240-0555
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



c/o J.O. Patterson & Co.                 Atlanta, GA 30326
3343 Peachtree, 1450 East Tower
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/  J.O. Patterson                      April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

75,000               X                $7.50           =              $562,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Porter Partners, LP
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



94-315-2540                              415-332-4466
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



100 Shoreline Hwy, Suite 211B            Mill Valley, CA 94941
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ [Illegible]                          4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

50,000               X                $7.50           =              $375,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



ProFutures Special Equities Fund, LP
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



74-2786952                               515-263-3800
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



1310 Hwy 620 South Suite #200            Austin, TX 78734
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



Pro Futures Speical Equities Fund, LP
by Golden Eye Asset Mgt., Inc. G.P.
/s/ Mark W. Arderon                      4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

60,000               X                $7.50           =              $450,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Leonid S. Roytman
Alla S. Roytman Jtten
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              516-767-2711
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



25 Marlin Lane                           Port Washington, NY 11050
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ [Illegible]
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

5,000                X                $7.50           =               $37,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Schottenfeld Associates                  Rick Schottenfeld
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



13-3861924                               212-350-7214
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



880 3rd Avenue                           NY NY 10021
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Rick Schottenfeld                    4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

15,000               X                $7.50           =              $112,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Perry D. Anaverly Jr.
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              610-260-6388
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



765 Newtown Rd.                          Villanova PA 19005
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Perry D. Snaverly Jr.                4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

22,500               X                $7.50           =              $168,750
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Lincoln Trust                            Perry D. Snavely
Perry D. Snavely
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



846069393                                972-250-0383
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



17400 Dallas Parkway                     Dallas TX 75287
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Perry D. Snavely                     April 6, 1998
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

10,000               X                $7.50           =              $75,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Cerstran Stern
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              609-691-7537
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



1171 E. Landis Rd.                       Vineland, N.J. 08360
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ [Illegible]                          4/7/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

7,500               X                $7.50           =              $56,250
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Susan Spector
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              201-236-2309
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



7 Rustic Rd.                             Upper Saddle River, N.J 07458
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Susan Spector                        4/7/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

1,250               X                $7.50           =               $9,375
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Robert M. Stern
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              609-772-9070
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



4 Dorset Drive                           Voortrees, N.J.  08043
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Robert M. Stern                      4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

1,250               X                $7.50           =               $9,375
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Talmor Capital
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



84-1331022
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



1050 Walnut Street Ste 212               Boulder CO 36302-5140
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Edmund A. Melhado                    4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

2,500               X                $7.50           =               $18,750
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Richard C. Walling
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              610-642-4406
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



700 Mill Creek Road                      Gladwyne, PA 19035
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Richard C. Walling                   4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

50,000               X              $7.50           =               $375,000
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *
                                    e-Net, Inc.

                          COMMON STOCK PURCHASE AGREEMENT

                                   SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Ltd, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.



Carolyn Wittenbraker
-------------------------------------    -------------------------------------
Purchaser's Name - Please Print          Nominee Name (if appropriate)



###-##-####                              214-691-5571
-------------------------------------    -------------------------------------
Social Security/Tax I.D. Number          Telephone Number



3315 South Western                       Dallas TX 75225
-------------------------------------    -------------------------------------
Address                                  City, State and Zip Code



/s/ Richard C. Walling                   4/6/98
-------------------------------------    -------------------------------------
Signature                                Date

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Number of Shares To Be            Price per           Aggregate Purchase Price
Purchased                           Share

5,000                X              $7.50           =                $37,500
---------                                                          -----------

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Haris, Hackensack, N.J. ABA #021202162 GL A/C 477-02. For credit to the Account of e-Net, Inc. Trust Account #2970056390

------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP LTD

By: /S/ Mary E Bowler, VP                Date:     4/8/98
-------------------------------------    -------------------------------------
    Mary E. Bowler
    Vice President - Administration


By:   /S/ [Illegible]                    Date:     4/15/98
-------------------------------------    -------------------------------------


               * * * * * For Domestic Purchasers Only * * * * *

                    SCHEDULE 3.2 TO STOCK PURCHASE AGREEMENT

     The following are all of the existing subscriptions, options, stock option plans, warrants, calls, commitments, agreements, conversion or other rights of any character (contingent or otherwise) to purchase or otherwise acquire from the Company at any time, or upon the happening of any stated event, any shares of capital stock of the Company:

     1.   The Placement Agent's Warrant.

     2. Options to purchase 500,000 shares of Common Stock granted pursuant to the e-Net, Inc. 1997 Nonqualified Stock Option Plan.

     3. Warrants (or warrants to purchase warrants) to purchase 2,025,000 shares of Common Stock issued to the underwriter of the Company's initial public offering.





                                      A-1